UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 29, 2009

1st Financial Services Corporation

(Exact name of registrant specified in its charter)

North Carolina	000-53264	26-0207901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jack Street, Hendersonville, North Carolina	28792
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 697-3100

[not applicable]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Entry into a Material Compensatory Plan, Contract, or Arrangement

Employment Agreement with CFO. On January 29, 2009 1st Financial Services Corporation and its wholly owned banking subsidiary Mountain 1st Bank & Trust Company entered into an employment agreement with Chief Financial Officer Roger A. Mobley. The agreement has a three-year term, renewing annually for one additional year. The agreement provides for salary and benefits, as well as potential severance payments after employment termination, potential change-in-control benefits, including an excess parachute payment excise tax gross-up benefit, and reimbursement of the executive’s legal expenses if the agreement is challenged after a change in control. The agreement also includes a prohibition against competition by the executive with 1st Financial Services Corporation and Mountain 1st Bank & Trust Company.

Indemnification Agreement with CFO. On January 29, 2009 1st Financial Services Corporation also entered into an indemnification agreement with Mr. Mobley. The indemnification agreement provides that the corporation will indemnify the executive against expenses (including, without limitation, attorneys’ and experts’ fees, judgments, fines, and amounts paid or payable in settlement) actually and reasonably incurred in any threatened, pending, or completed lawsuit or other type of proceeding, whether civil, criminal, administrative, investigative, or otherwise, to which the executive was, is, or is threatened to be made a party because of his or her service as an officer. The indemnification limit under the agreement is the highest and most advantageous to the executive, as determined by the executive, of one or any combination of the benefits provided by 1st Financial Services Corporation’s Articles of Incorporation or Bylaws, the benefits allowable under North Carolina law, and the benefits available under any liability insurance obtained by the corporation.

However, no indemnification, reimbursement or payment is required for any claim for which the executive is determined by clear and convincing evidence to have acted with deliberate intent to cause injury to the corporation or with reckless disregard for the corporation’s best interests. No indemnification, reimbursement or payment is required under the agreement if it would constitute a prohibited indemnification payment within the meaning of Federal Deposit Insurance Corporation Rule 359.1(l)(1) [12 CFR 359.1(l)(1)]. Likewise, no indemnification, reimbursement, or payment is required for –

(a)	any claim arising out of acts or omissions for which applicable law prohibits elimination of liability,

(b)	any claim or any part thereof arising under Section 16(b) of the Securities Exchange Act of 1934 if the executive is required to pay any penalty, fine, settlement or judgment,

(c)	any obligation based upon or attributable to the executive gaining an improper personal benefit, gain, profit, or advantage to which he was not entitled, or

(d)	any proceeding initiated by the executive without the board of directors’ consent or authorization, unless the executive initiates the proceeding to enforce his rights under the indemnification agreement.

This summary of the employment and indemnification agreements is qualified in its entirety by reference to the copies of the agreements attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference. Reference is made to the copies included as Exhibits 10.1 and 10.2 for the complete terms of the agreements.

CFO Option Award. Finally, on January 26, 2009 Mr. Mobley was awarded an option to acquire 15,000 shares of 1st Financial Services Corporation common stock, exercisable no later than January 25, 2019, at an exercise price of $5.52 per share. The option vests and becomes exercisable in five equal annual installments, the first 20% becoming vested and exercisable on January 26, 2010. The option is a non-qualified stock option granted under the 2008 Omnibus Equity Plan approved by stockholders at the July 28, 2008 annual meeting.

This summary of the CFO option award is qualified in its entirety by reference to the copy of the Non-Qualified Stock Option Award Agreement with Mr. Mobley attached hereto as Exhibit 10.8 and incorporated herein by reference. Reference is made to the copy included as Exhibit 10.8 for the complete terms of the agreement.

Amendment of Endorsement Split Dollar Agreements. On January 30, 2009, 1st Financial Services Corporation’s wholly owned banking subsidiary, Mountain 1st Bank & Trust Company, entered into an Amended Endorsement Split Dollar Agreement with each of Chief Executive Officer Gregory L. Gibson, President Vincent K. Rees, Chief Credit Officer Kirk P. Robinson, Chief Administrative Officer Peggy H. Denny, and Chief Operating Officer B. Lee Beason (the “Executives”). The amended agreements supersede and replace in their entirety the Executives’ December 2007 Endorsement Split Dollar Agreements. The effect of the amendment is to clarify the original contracts intent to provide such benefit only through the earlier of participant’s termination from service or normal retirement age. That is, an executive’s designated beneficiary will be entitled to death benefits payable under the split dollar agreement if and only if the executive’s death occurs both before employment termination and before the executive attains normal retirement age, which according to the split dollar agreements is the age at which the executive is entitled to full retirement benefits under the Social Security Act.

This summary of the Amended Endorsement Split Dollar Agreements is qualified in its entirety by reference to the copies of the agreements attached hereto as Exhibits 10.3 through 10.7 and incorporated herein by reference. Reference is made to the copies included as Exhibits 10.3 through 10.3 for the complete terms of the agreements.

Item 9.01(d)	Exhibits

10.1	Employment Agreement with Chief Financial Officer Roger A. Mobley

10.2	Indemnification Agreement with Chief Financial Officer Roger A. Mobley

10.3	Amended Endorsement Split Dollar Agreement with Gregory L. Gibson

10.4	Amended Endorsement Split Dollar Agreement with Vincent K. Rees

10.5	Amended Endorsement Split Dollar Agreement with Kirk P. Robinson

10.6	Amended Endorsement Split Dollar Agreement with Peggy H. Denny

10.7	Amended Endorsement Split Dollar Agreement with B. Lee Beason

10.8	Non-Qualified Stock Option Award Agreement with Roger A. Mobley

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st Financial Services Corporation

Date: February 2, 2009	/s/ Gregory L. Gibson
Gregory L. Gibson
Chief Executive Officer

1st Financial Services Corporation

CURRENT REPORT ON FORM 8-K

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit
10.1	Employment Agreement with Chief Financial Officer Roger A. Mobley

10.2	Indemnification Agreement with Chief Financial Officer Roger A. Mobley

10.3	Amended Endorsement Split Dollar Agreement with Gregory L. Gibson

10.4	Amended Endorsement Split Dollar Agreement with Vincent K. Rees

10.5	Amended Endorsement Split Dollar Agreement with Kirk P. Robinson

10.6	Amended Endorsement Split Dollar Agreement with Peggy H. Denny

10.7	Amended Endorsement Split Dollar Agreement with B. Lee Beason

10.8	Non-Qualified Stock Option Award Agreement with Roger A. Mobley